UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 11, 2010 (Date of earliest event reported)
Qualstar Corporation (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-30083 (Commission File Number)	95-3927330 (IRS Employer Identification Number)

3990-B Heritage Oak Court, Simi Valley, CA (Address of principal executive offices)		93063 (Zip Code)
805-583-7744 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 11, 2010, Qualstar Corporation issued a press release regarding results of operations and financial condition for the 2011 fiscal first quarter ended September 30, 2010. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8 K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Qualstar Corporation dated November 11, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2010	QUALSTAR CORPORATION By: /s/ William J. Gervais William J. Gervais Chief Executive Officer and President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Qualstar Corporation dated November 11, 2010